UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 12, 2020
IRADIMED CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
001-36534	73-1408526
(Commission File Number)	(IRS Employer Identification No.)

1025 Willa Springs Dr., Winter Springs, FL	32708
(Address of Principal Executive Offices)	(Zip Code)

(407) 677-8022
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
□          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $0.0001	IRMD	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07          Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Iradimed Corporation (“Iradimed”) was held on Friday, June 12, 2020.  At the meeting, Iradimed’s stockholders voted on the following five proposals and cast their votes as described below.

1.
Stockholders elected each of Roger Susi, Monty Allen, Anthony Vuoto, and James Hawkins to Iradimed’s Board of Directors, each to hold office until a succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from Iradimed’s Board of Directors), as set forth below.

Name	Votes For	Votes Withheld	Broker Non-Votes
Roger Susi	7,898,352	1,458,601	1,750,509
Monty Allen	8,586,367	770,586	1,750,509
Anthony Vuoto	8,881,307	475,646	1,750,509
James Hawkins	8,882,121	474,832	1,750,509

2.
Stockholders ratified the selection of RSM US LLP as Iradimed’s independent registered public accounting firm to perform independent audit services for the fiscal year ending December 31, 2020, as set forth below.

Votes For	Votes Against	Abstentions
11,097,213	3,878	6,371

3.	Stockholders approved Iradimed’s Amended and Restated 2014 Equity Incentive Plan, which increased the number of shares available for the grant of awards from 1,000,000 to 2,000,000.

Votes For	Votes Against	Abstentions	Broker Non- Votes
7,422,082	1,925,917	8,954	1,750,509

4.	Stockholders approved an advisory resolution on the compensation of Iradimed’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non- Votes
7,757,344	1,547,459	52,150	1,750,509

5.	Stockholders voted, on an advisory basis, on the frequency of future advisory votes on executive compensation.

1 Year	2 Years	3 Years	Abstentions
9,256,673	21,753	71,359	7,168

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
IRADIMED CORPORATION

Date: June 15, 2020
	By:	/s/ Chris Scott
	Name:	Chris Scott
	Title:	Chief Financial Officer